Events after the balance sheet date	9 Months Ended
Sep. 30, 2018
Disclosure of events after reporting period [Abstract]
Events after the balance sheet date
Events after the balance sheet date
On October 31st, 2018 Orion closed the acquisition of SN2A, the acetylene black production unit of LyondellBasell. This investment in acetylene black technology adds to Orion’s industry leading range of carbon black production technologies and is primarily targeted at conductive black applications for lithium ion batteries. Acetylene Black is an ultra-pure premium specialty carbon black distinguished by its high electrical conductivity and extreme purity.
The Company‘s share buyback program put in place on March 1, 2018 has been active during October 2018, allowing the Company to repurchase its shares on an opportunistic basis, at what management believes were attractive prices.  The Company will report the amount and average price per share of shares repurchased in the fourth quarter of 2018 in its full year 2018 earnings update. In addition, the Board of Directors has approved to double this buyback program to $40 million to take advantage of any additional buyback opportunities in the future. The timing and amount of any repurchases will depend on market conditions, share price, applicable legal requirements and other factors.